ARMADA FUNDS ("ARMADA")
                        (A MASSACHUSETTS BUSINESS TRUST)

                     CERTIFICATE OF CLASSIFICATION OF SHARES


     I, W. Bruce McConnel, do hereby certify as follows:

     (1)  That I am the duly elected Secretary of Armada Funds ("Armada");

     (2) That in such capacity I have examined the records of actions taken by the Board of Trustees of Armada;

     (3) That the Board of Trustees of Armada duly adopted the following resolutions at the Regular Meeting of the Board of Trustees held on February 28, 2003:

     APPROVAL OF THE CREATION OF CLASS R SHARES

          RESOLVED, that the Board determines that the proposal to offer a series of shares representing interests in each of the Armada Core Equity Fund, Equity Growth Fund, Equity Index Fund, International Equity Fund, Large Cap Value Fund, Small/Mid Cap Value Fund, Small Cap Growth Fund, Limited Maturity Bond Fund, Total Return Advantage Fund, U.S. Government Income Fund and Money Market Fund is in the best interest of Armada and its shareholders and that such proposal be, and hereby is, approved;

          FURTHER RESOLVED, that, pursuant to Section 5.1 of Armada's Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in Armada (no par value) be, and hereby are, classified and designated as follows:


          CLASS OF SHARES                       FUND

          Class W - Special Series 5            Core Equity Fund

          Class H - Special Series 5            Equity Growth Fund

          Class V - Special Series 5            Equity Index Fund

          Class U - Special Series 5            International Equity Fund


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          Class M - Special Series 5            Large Cap Value Fund

          Class PP - Special Series 5           Small/Mid Cap Value Fund

          Class X - Special Series 5            Small Cap Growth Fund

          Class P - Special Series 5            Total Return Advantage Fund

          Class DD - Special Series 5           U.S. Government Income Fund

          Class O - Special Series 5            Limited Maturity Bond Fund

          Class A - Special Series 5            Money Market Fund

          FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class W - Special Series 5 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class W shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class W Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class W Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class W Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

          FURTHER RESOLVED, that each share of each series in the Class W Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class W share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class W Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class W Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the Securities and Exchange Commission ("SEC") and as may be from time to time determined by the Board of Trustees only the Class W - Special Series 5 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class W shares; (iii) the expenses and liabilities of distribution fees payable under Armada's Class R Shares Distribution Plan (the "Class R Shares Plan"); and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class W - Special Series 5 Shares;

          FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class W Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class W Group, except to the extent permitted by rule or order of the SEC: on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) and (iii) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class W - Special Series 5 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class W - Special Series 5 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class W - Special Series 5 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class W - Special Series 5 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class W - Special Series 5 shares;

          FURTHER RESOLVED, that the aforesaid class or series of shares shall represent interests in the Armada Core Equity Fund;

          FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class H - Special Series 5 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class H shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class H Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class H Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class H Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

          FURTHER RESOLVED, that each share of each series in the Class H Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class H share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class H Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class H Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees only the Class H - Special Series 5 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class H shares; (iii) the expenses and liabilities of distribution fees payable under the Class R Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class H - Special Series 5 Shares;

          FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class H Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class H Group, except to the extent permitted by rule or order of the SEC: on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) and (iii) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class H - Special Series 5 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class H - Special Series 5 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class H - Special Series 5 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class H - Special Series 5 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class H - Special Series 5 shares;

          FURTHER RESOLVED, that the aforesaid class or series of shares shall represent interests in the Armada Equity Growth Fund;

          FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class V - Special Series 5 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class V shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class V Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class V Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class V Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

          FURTHER RESOLVED, that each share of each series in the Class V Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class V share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class V Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class V Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees only the Class V - Special Series 5 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class V shares; (iii) the expenses and liabilities of distribution fees payable under the Class R Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class V - Special Series 5 Shares;

          FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class V Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class V Group, except to the extent permitted by rule or order of the SEC: on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) and (iii) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class V - Special Series 5 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class V - Special Series 5 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class V - Special Series 5 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class V - Special Series 5 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class V - Special Series 5 shares;

          FURTHER RESOLVED, that the aforesaid class or series of shares shall represent interests in the Armada Equity Index Fund;

          FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class U - Special Series 5 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class U shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class U Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class U Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class U Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

          FURTHER RESOLVED, that each share of each series in the Class U Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class U share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class U Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class U Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees only the Class U - Special Series 5 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class U shares; (iii) the expenses and liabilities of distribution fees payable under the Class R Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class U - Special Series 5 Shares;

          FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class U Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class U Group, except to the extent permitted by rule or order of the SEC: on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) and (iii) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class U - Special Series 5 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class U - Special Series 5 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class U - Special Series 5 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class U - Special Series 5 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class U - Special Series 5 shares;

          FURTHER RESOLVED, that the aforesaid class or series of shares shall represent interests in the Armada International Equity Fund;

          FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class M - Special Series 5 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class M shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class M Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class M Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class M Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

          FURTHER RESOLVED, that each share of each series in the Class M Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class M share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class M Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class M Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees only the Class M - Special Series 5 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class M shares; (iii) the expenses and liabilities of distribution fees payable under the Class R Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class M - Special Series 5 Shares;

          FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class M Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class M Group, except to the extent permitted by rule or order of the SEC: on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) and (iii) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class M - Special Series 5 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class M - Special Series 5 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class M - Special Series 5 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class M - Special Series 5 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class M - Special Series 5 shares;

          FURTHER RESOLVED, that the aforesaid class or series of shares shall represent interests in the Armada Equity Large Cap Value Fund;

          FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class PP - Special Series 5 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class PP shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class PP Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class PP Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class PP Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

          FURTHER RESOLVED, that each share of each series in the Class PP Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class PP share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class PP Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class PP Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees only the Class PP - Special Series 5 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class PP shares; (iii) the expenses and liabilities of distribution fees payable under the Class R Shares Plan; and
     (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class PP - Special Series 5 Shares;

          FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class PP Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class PP Group, except to the extent permitted by rule or order of the SEC: on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) and (iii) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class PP - Special Series 5 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class PP - Special Series 5 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class PP - Special Series 5 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class PP - Special Series 5 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class PP - Special Series 5 shares;

          FURTHER RESOLVED, that the aforesaid class or series of shares shall represent interests in the Armada Small/Mid Cap Value Fund;

          FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class X - Special Series 5 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class X shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class X Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class X Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class X Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

          FURTHER RESOLVED, that each share of each series in the Class X Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class X share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class X Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class X Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees only the Class X - Special Series 5 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class X shares; (iii) the expenses and liabilities of distribution fees payable under the Class R Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class X - Special Series 5 Shares;

          FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class X Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class X Group, except to the extent permitted by rule or order of the SEC: on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) and (iii) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class X - Special Series 5 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class X - Special Series 5 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class X - Special Series 5 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class X - Special Series 5 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class X - Special Series 5 shares;

          FURTHER RESOLVED, that the aforesaid class or series of shares shall represent interests in the Armada Small Cap Growth Fund;

          FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class P - Special Series 5 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class P shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class P Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class P Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class P Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

          FURTHER RESOLVED, that each share of each series in the Class P Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class P share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class P Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class P Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees only the Class P - Special Series 5 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class P shares; (iii) the expenses and liabilities of distribution fees payable under the Class R Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class P - Special Series 5 Shares;

          FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class P Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class P Group, except to the extent permitted by rule or order of the SEC: on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) and (iii) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class P - Special Series 5 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class P - Special Series 5 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class P - Special Series 5 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class P - Special Series 5 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class P - Special Series 5 shares;

          FURTHER RESOLVED, that the aforesaid class or series of shares shall represent interests in the Armada Total Return Advantage Fund;

          FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class DD - Special Series 5 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class DD shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class DD Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class DD Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class DD Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

          FURTHER RESOLVED, that each share of each series in the Class DD Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class DD share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class DD Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class DD Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees only the Class DD - Special Series 5 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class DD shares; (iii) the expenses and liabilities of distribution fees payable under the Class R Shares Plan; and
     (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class DD - Special Series 5 Shares;

          FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class DD Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class DD Group, except to the extent permitted by rule or order of the SEC: on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) and (iii) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class DD - Special Series 5 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class DD - Special Series 5 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class DD - Special Series 5 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class DD - Special Series 5 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class DD - Special Series 5 shares;

          FURTHER RESOLVED, that the aforesaid class or series of shares shall represent interests in the Armada U.S. Government Income Fund;

          FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class O - Special Series 5 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class O shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class O Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class O Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class O Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

          FURTHER RESOLVED, that each share of each series in the Class O Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class O share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class O Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class O Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees only the Class O - Special Series 5 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class O shares; (iii) the expenses and liabilities of distribution fees payable under the Class R Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class O - Special Series 5 Shares;

          FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class O Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class O Group, except to the extent permitted by rule or order of the SEC: on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) and (iii) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class O - Special Series 5 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class O - Special Series 5 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class O - Special Series 5 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class O - Special Series 5 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class O - Special Series 5 shares;

          FURTHER RESOLVED, that the aforesaid class or series of shares shall represent interests in the Armada Limited Maturity Bond Fund;

          FURTHER RESOLVED, that all consideration received by Armada for the issue or sale of Class A - Special Series 5 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of all other shares of beneficial interest in Armada now or hereafter designated as Class A shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) (collectively, the "Class A Group") together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to shares of the Class A Group by the Board of Trustees in accordance with Armada's Declaration of Trust, and each series included in the Class A Group shall share equally with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

          FURTHER RESOLVED, that each share of each series in the Class A Group shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class A share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the particular series designation) with the expenses and liabilities of Armada in respect to the Class A Group or such other shares and in respect of any general expenses and liabilities of Armada allocated to the Class A Group or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the SEC and as may be from time to time determined by the Board of Trustees only the Class A - Special Series 5 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreement entered into by or on behalf of Armada which provides for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class A shares; (iii) the expenses and liabilities of distribution fees payable under the Class R Shares Plan; and (iv) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class A - Special Series 5 Shares;

          FURTHER RESOLVED, that, except as otherwise provided by these resolutions, each share of the Class A Group shall have the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Declaration of Trust and shall also have the same preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as each other share of the Class A Group, except to the extent permitted by rule or order of the SEC: on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (i) and (iii) of the immediately preceding resolution (or to any plan or document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class A - Special Series 5 shares shall be entitled to vote, except that (i) if said matter affects shares of beneficial interest in Armada other than Class A - Special Series 5 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class A - Special Series 5 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class A - Special Series 5 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of holders of shares of beneficial interest in Armada other than Class A - Special Series 5 shares; and

          FURTHER RESOLVED, that the aforesaid class or series of shares shall represent interests in the Armada Money Market Fund.

          RESOLVED, that the appropriate officers of Armada be, and each of them hereby is, authorized, at any time after the effective date and time of the Post-Effective Amendment to Armada's Registration Statement relating to the Class R Shares of the above-referenced funds to issue and redeem from time to time shares of each of the above-referenced Special Series 5 representing interests in the above-referenced funds, in accordance with the Registration Statement under the 1933 Act, as the same may from time to time be amended, and the requirements of Armada's Declaration of Trust and applicable law, and that such shares, when issued for the consideration described in such amended Registration Statement, shall be validly issued, fully paid and non-assessable by Armada.

          RESOLVED, that the officers of Armada be, and each of them hereby is, authorized and empowered to execute, seal, and deliver any and all documents, instruments, papers and writings, including but not limited to, any instrument to be filed with the State Secretary of the Commonwealth of Massachusetts or the Boston City Clerk, and to do any and all other acts, including but not limited to, changing the foregoing resolutions upon advice of Armada's counsel prior to filing said any and all documents, instruments, papers, and writings, in the name of Armada and on its behalf, as may be necessary or desirable in connection with or in furtherance of the foregoing resolutions, such determination to be conclusively evidenced by said officers taking any such actions.



                                                     /S/ W. BRUCE MCCONNEL
                                                     ---------------------
                                                     W. Bruce McConnel

Dated:   May 1, 2003


Subscribed and sworn to before
me this 1st day of May, 2003


    /S/ MARIANNE G. HAVERLAND
    -------------------------
         Notary Public